united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/16

ITEM 1. REPORTS TO SHAREHOLDERS.

LJM Preservation and Growth Fund

Class A Shares (LJMAX)
Class C Shares (LJMCX)
Class I Shares (LJMIX)

Annual Report

October 31, 2016

Advised by:
LJM Funds Management, Ltd.
One Financial Place
440 S. La Salle Street, Suite 2301
Chicago, IL 60605

www.ljmfunds.com
1-855-LJM-FUND

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear LJM Preservation & Growth Fund Shareholders,

We are pleased to report our strongest fiscal year-end performance since the inception of the LJM Preservation and Growth Fund. The fund posted positive returns in 11 out of 12 months for the fiscal year that ended October 31, 2016.

The S&P 500 Index ended fiscal 2016 close to where it started, up just over 2% for the year. The generally flat, rangebound markets were optimal for the LJM strategy and allowed the investment management team to produce consistent returns in our target range.

Two whipsaw events punctuated what were otherwise quiet equity markets and low volatility—the market selloff in January/February and Brexit in June. January and February of 2016 saw the S&P 500 Index decline more than 12% only to dramatically reverse in March. Then in June the S&P 500 opened down 3.5% and volatility increased by more than 50% after the surprise vote by the UK to leave the European Union. Following the initial market shock, calm settled in, and the S&P recovered in just three days.

Dramatic fluctuations in the U.S. equity market and sharp increases in volatility tend to stress the LJM portfolios, but strategic use of hedging and opportunistic options writing when implied volatility rose allowed our investment management team to navigate the two whipsaws. The fund produced positive returns in both January and February, and the loss in June due to Brexit was well within expectations. We are continuously evolving and refining our tactics and stress-testing market scenarios related to macro events to help steer the portfolio to consistent performance.

Looking forward, we expect a higher interest rate environment. LJM does not trade interest-rate-sensitive securities and is therefore not directly affected by higher rates. That said, unexpected rate hikes that cause sharp equity market moves and volatility spikes can challenge our portfolios. We believe, however, that there is a low probability of this scenario since there is already market expectation of higher interest rates.

We’re pleased with the performance of the LJM Preservation & Growth Fund in fiscal 2016 and the tactics used by the investment management team to navigate two challenging whipsaw markets during the year. We want to thank you for your continued support. Please feel free to reach out with any questions, comments, or concerns.

Best regards,

Anish Parvataneni, CFA

Chief Portfolio Manager

(312) 756-0005

Glossary:

S&P 500 Index: An unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Volatility: A statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index.

Implied Volatility: The broader market’s expectation of future (forward looking) market volatility as represented by the price of options contracts

Realized Volatility: The statistical measure of actual market volatility (backward looking)	4808-NLD-12/6/2016

LJM Preservation and Growth Fund

Portfolio Review (Unaudited)

October 31, 2016

The Fund’s performance figures* for each of the periods ended October 31, 2016, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	3 Year Return	Since 1/9/2013(a)	Since 2/12/2016(b)
Class A	15.58%	9.62%	4.44%	N/A
Class A with Load**	8.97%	7.46%	2.83%	N/A
Class C	N/A	N/A	N/A	10.76%
Class I	15.88%	9.88%	4.70%	N/A
S&P 500 Total Return Index(c)	4.51%	8.84%	12.69%	15.72%
HFRI Fund Weighted Composite Index(d)	2.60%	2.47%	3.76%	8.63%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Fund’s total gross annual operating expenses are 2.68% for Class A, 3.43% for Class C and 2.43% for Class I shares per the prospectus dated February 29, 2016. For performance information current to the most recent month-end, please call toll-free 1-855-LJM-FUND.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%

(a)	Inception date is January 9, 2013, for Class A, Class I and the S&P 500 Total Return Index. The inception date for the HFRI Fund Weighted Composite Index is December 31, 2012.

(b)	Inception date is February 12, 2016, for Class C and the S&P 500 Total Return Index. The inception date for the HFRI Fund Weighted Composite Index is January 31, 2016.

(c)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

(d)	The HFRI Fund Weighted Composite Index is an equal-weighted index that includes over 2,000 constituent funds which have at least $50M under management or have been actively traded for at least 12 months. There are no fund of funds included in this index. All funds are reported in U.S. dollars and returns are reported net of all fees on a monthly basis. The Fund’s adviser does not control the composition or compilation of the HFRI Fund Weighted Composite Index, and there is no guarantee that the Index will continue to be produced. Investors cannot invest directly in an index, and index performance does not reflect deductions for fees, expenses or taxes.

Comparison of the Change in Value of a $100,000 Investment

Holdings by Asset Type	% of Net Assets ^
Short-Term Investment	86.7%
Other Assets Less Liabilities	13.3%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments in this Annual report for a detailed analysis of the Fund’s holdings.

LJM Preservation & Growth Fund
Portfolio of Investments
October 31, 2016

		Option		Futures
Contracts +		Expiration Date	Exercise Price	Maturity Date ^	Fair Value
	PUT OPTIONS PURCHASED* - 0.9%
235	S&P 500 Index Future	12/16/2016	2,025	12/16/2016	$1,216,125
235	S&P 500 Index Future	12/16/2016	2,075	12/16/2016	1,844,750
	TOTAL PUT OPTIONS PURCHASED (Cost - $3,075,375)				3,060,875

	CALL OPTIONS PURCHASED* - 0.2%
235	S&P 500 Index Future	12/16/2016	2,205	12/16/2016	446,500
235	S&P 500 Index Future	12/16/2016	2,215	12/16/2016	329,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $1,210,950)				775,500
Shares
	SHORT-TERM INVESTMENT - 79.6%
279,836,062	BlackRock Liquidity Funds FedFund Portfolio, Institutional Shares, 0.32% **				279,836,062
	TOTAL SHORT-TERM INVESTMENT (Cost - $279,836,062)

	TOTAL INVESTMENTS - 80.7% (Cost - $284,122,387) (a)				$283,672,437
	OTHER ASSETS LESS LIABILITIES - 19.3%				67,813,013
	NET ASSETS - 100.0%				$351,485,450

		Option		Futures
Contracts +		Expiration Date	Exercise Price	Maturity Date ^	Fair Value
	PUT OPTIONS WRITTEN* - (0.9)%
122	S&P 500 Index Future	12/16/2016	$1,700	12/16/2016	$61,000
231	S&P 500 Index Future	12/16/2016	1,740	12/16/2016	144,375
260	S&P 500 Index Future	12/16/2016	1,760	12/16/2016	185,250
162	S&P 500 Index Future	12/16/2016	1,780	12/16/2016	129,600
402	S&P 500 Index Future	12/16/2016	1,800	12/16/2016	361,800
360	S&P 500 Index Future	12/16/2016	1,820	12/16/2016	369,000
584	S&P 500 Index Future	12/16/2016	1,840	12/16/2016	693,500
386	S&P 500 Index Future	12/16/2016	1,860	12/16/2016	530,750
356	S&P 500 Index Future	12/16/2016	1,880	12/16/2016	560,700
142	S&P 500 Index Future	12/16/2016	1,900	12/16/2016	266,250
	TOTAL PUT OPTIONS WRITTEN (Premiums received - $3,524,275)				$3,302,225

	CALL OPTIONS WRITTEN* - (0.4)%
560	S&P 500 Index Future	12/16/2016	2,230	12/16/2016	$469,000
385	S&P 500 Index Future	12/16/2016	2,240	12/16/2016	231,000
860	S&P 500 Index Future	12/16/2016	2,250	12/16/2016	365,500
522	S&P 500 Index Future	12/16/2016	2,260	12/16/2016	163,125
224	S&P 500 Index Future	12/16/2016	2,280	12/16/2016	39,200
320	S&P 500 Index Future	12/16/2016	2,290	12/16/2016	44,000
210	S&P 500 Index Future	12/16/2016	2,300	12/16/2016	23,625
	TOTAL CALL OPTIONS WRITTEN (Premiums received - $2,932,863)				$1,335,450

+	Each contract is equivalent to one futures contract.

^	Maturity Date listed is that of the underlying future.

*	Non-income producing security.

**	Rate shown represents the rate at October 31, 2016, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including put and call options written, is $279,034,762 and equals market value. Federal tax net unrealized appreciation (depreciation) is as follows:

Unrealized appreciation:	$—
Unrealized depreciation:	—
Net unrealized appreciation:	$—

See accompanying notes to financial statements.

LJM Preservation and Growth Fund
Statement of Assets and Liabilities
October 31, 2016

ASSETS
Investment securities:
At cost	$284,122,387
At fair value	$283,672,437
Cash	25,000,000
Deposit with broker	47,476,328
Interest receivable	70,856
Receivable for Fund shares sold	573,211
Prepaid expenses and other assets	45,486
TOTAL ASSETS	356,838,318

LIABILITIES
Options written, at fair value (Premiums received $6,457,138)	4,637,675
Payable for Fund shares redeemed	108,561
Investment advisory fees payable	541,481
Distribution (12b-1) fees payable	25,981
Payable to related parties	16,463
Accrued expenses and other liabilities	22,707
TOTAL LIABILITIES	5,352,868
NET ASSETS	$351,485,450

NET ASSETS CONSIST OF:
Paid in capital	$319,501,608
Undistributed net investment loss	—
Accumulated net realized gain from options contracts	30,614,329
Net unrealized appreciation on options contracts	1,369,513
NET ASSETS	$351,485,450

NET ASSET VALUE PER SHARE:

Class A Shares:
Net Assets	$124,240,665
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	10,952,019
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$11.34
Maximum offering price per share (maximum sales charge of 5.75%) (b)	$12.03

Class C Shares:
Net Assets	$1,073,752
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	94,877
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a,c)	$11.32

Class I Shares:
Net Assets	$226,171,033
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	19,741,071
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.46

(a)	Redemptions made within 90 days of purchases may be assessed a redemption fee of 1.00%.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(c)	A CDSC of 1.00% is imposed in the event of certain redemption transactions within one year following each investment.

See accompanying notes to financial statements.

LJM Preservation and Growth Fund
Statement of Operations
For the Year Ended October 31, 2016

INVESTMENT INCOME
Interest	$412,252
TOTAL INVESTMENT INCOME	412,252

EXPENSES
Investment advisory fees	4,184,685
Distribution (12b-1) fees:
Class A	152,737
Class C	2,502
Administrative services fees	184,730
Transfer agent fees	95,174
Non 12B-1 Shareholder Services	74,808
Accounting services fees	61,788
Professional fees	51,564
Registration fees	43,336
Printing and postage expenses	24,522
Compliance officer fees	22,076
Trustees fees and expenses	13,176
Custodian fees	13,118
Insurance expense	9,616
Other expenses	4,172
TOTAL EXPENSES	4,938,004

Less: Fees waived by the Advisor	(220,365)

NET EXPENSES	4,717,639

NET INVESTMENT LOSS	(4,305,387)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Options purchased	(24,063,094)
Options written	62,897,920
Futures	350,698
Realized gain on investments	39,185,524

Net change in unrealized appreciation (depreciation) on:
Options purchased	(1,397,426)
Options written	(615,277)
Unrealized depreciation on investments	(2,012,703)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	37,172,821

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,867,434

See accompanying notes to financial statements.

LJM Preservation and Growth Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
FROM OPERATIONS
Net investment loss	$(4,305,387)	$(2,500,050)
Net realized gain from investments	39,185,524	14,453,444
Net change in unrealized depreciation from investments	(2,012,703)	(1,028,419)
Net increase in net assets resulting from operations	32,867,434	10,924,975

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(1,502,867)	—
Class I	(3,984,194)	—
Net decrease in net assets resulting from distributions to shareholders	(5,487,061)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	93,811,361	28,038,152
Class C (a)	1,033,420	—
Class I	128,124,079	40,545,685
Net asset value of shares issued in reinvestment of distributions:
Class A	1,414,317	—
Class I	3,353,595	—
Redemption fee proceeds:
Class A	13,098	17,421
Class I	32,494	50,469
Payments for shares redeemed:
Class A	(17,903,648)	(11,242,287)
Class I	(28,146,739)	(29,103,160)
Net increase in net assets from shares of beneficial interest	181,731,977	28,306,280

TOTAL INCREASE IN NET ASSETS	209,112,350	39,231,255

NET ASSETS
Beginning of Year	142,373,100	103,141,845
End of Year*	$351,485,450	$142,373,100
* Includes undistributed net investment loss of:	$—	$(484,416)

SHARE ACTIVITY
Class A:
Shares Sold	8,692,794	2,750,972
Shares Reinvested	141,999	—
Shares Redeemed	(1,700,639)	(1,120,096)
Net increase in shares of beneficial interest outstanding	7,134,154	1,630,876

Class C (a):
Shares Sold	94,877	—
Net increase in shares of beneficial interest outstanding	94,877	—

Class I:
Shares Sold	11,996,691	4,001,240
Shares Reinvested	334,356	—
Shares Redeemed	(2,644,006)	(3,033,829)
Net increase in shares of beneficial interest outstanding	9,687,041	967,411

(a)	Class C commenced investment operation on February 12, 2016.

See accompanying notes to financial statements.

LJM Preservation and Growth Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A(1)
	Year Ended		Year Ended	Year Ended		Period Ended
	October 31, 2016		October 31, 2015	October 31, 2014		October 31, 2013

Net asset value, beginning of period	$10.21		$9.11	$8.96		$10.00
Activity from investment operations:
Net investment loss (2)	(0.23)		(0.24)	(0.23)		(0.19)
Net realized and unrealized gain (loss) on investments	1.76		1.33	0.38		(0.85)
Total from investment operations	1.53		1.09	0.15		(1.04)
Less distributions from:
Net realized gains	(0.40)		—	—		—
Total distributions	(0.40)		—	—		—
Paid in Capital From Redemption Fees	0.00	(3)	0.01	0.00	(3)	0.00	(3)
Net asset value, end of period	$11.34		$10.21	$9.11		$8.96
Total return (4)	15.48	% (6)	12.07%	1.67	% (6)	(10.40	)% (5)
Net assets, at end of period (000s)	$124,241		$38,985	$19,933		$5,097
Ratio of gross expenses to average net assets (7,9)	2.47%		2.58%	2.77%		3.72	% (8)
Ratio of net expenses to average net assets (9)	2.37%		2.39%	2.42%		2.45	% (8)
Ratio of net investment loss to average net assets (9)	(2.18)%		(2.37)%	(2.41)%		(2.43	)% (8)
Portfolio Turnover Rate	0%		0%	0%		0	% (5)

	Class C(1)
	Period Ended
	October 31, 2016

Net asset value, beginning of period	$10.22
Activity from investment operations:
Net investment loss (2)	(0.23)
Net realized and unrealized gain on investments	1.33
Total from investment operations	1.10
Paid in Capital From Redemption Fees	0.00
Net asset value, end of period	$11.32
Total return (4)	10.76	% (5)
Net assets, at end of period (000s)	$1,074
Ratio of gross expenses to average net assets (7,9)	3.22	% (8)
Ratio of net expenses to average net assets (9)	3.12	% (8)
Ratio of net investment loss to average net assets (9)	(2.90	)% (8)
Portfolio Turnover Rate	0	% (5)

(1)	Class A commenced investment operations on January 9, 2013. Class C commenced investment operations on February 12, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Amount represents less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Not Annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized.

(9)	Does not include expenses of other investment companies in which the Fund invests. Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

LJM Preservation and Growth Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I(1)
	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013

Net asset value, beginning of period	$10.28	$9.16	$8.98	$10.00
Activity from investment operations:
Net investment loss (2)	(0.21)	(0.21)	(0.21)	(0.17)
Net realized and unrealized gain (loss) on investments	1.79	1.32	0.39	(0.85)
Total from investment operations	1.58	1.11	0.18	(1.02)
Less distributions from:
Net realized gains	(0.40)	—	—	—
Total distributions	(0.40)	—	—	—
Paid in Capital From Redemption Fees	0.00 (3)	0.01	0.00 (3)	0.00	(3)
Net asset value, end of period	$11.46	$10.28	$9.16	$8.98
Total return (4)	15.88%	12.23%	2.00%	(10.20	)% (5)
Net assets, at end of period (000s)	$226,171	$103,388	$83,208	$33,318
Ratio of gross expenses to average net assets (6,8)	2.22%	2.33%	2.54%	3.47	% (7)
Ratio of net expenses to average net assets (8)	2.12%	2.14%	2.17%	2.20	% (7)
Ratio of net investment loss to average net assets (8)	(1.93)%	(2.12)%	(2.16)%	(2.18	)% (7)
Portfolio Turnover Rate	0%	0%	0%	0	% (5)

(1)	Class I commenced investment operations on January 9, 2013.

(2)	Per share amounts calculated using the average shares method.

(3)	Amount represents less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Does not include expenses of other investment companies in which the Fund invests. Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

LJM Preservation and Growth Fund
Notes to Financial Statements
October 31, 2016

1.	ORGANIZATION

The LJM Preservation and Growth Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund commenced investment operations on January 9, 2013. The investment objective is to seek capital appreciation and capital preservation with low correlation to the broader U.S. equity market.

The Fund offers Class A, Class C and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C shares of the Fund are sold at NAV without an initial sales charge but may be subject to a CDSC of 1.00% on shares redeemed within 1 year. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. All classes are subject to a 1.00% redemption fee on redemptions made within 90 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Futures options shall be valued at the final settled price for the futures options or, if no settled price is available, at the last sale price as of the close of business prior to the Valuation Time. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The

LJM Preservation and Growth Fund
Notes to Financial Statements (Continued)
October 31, 2016

Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

LJM Preservation and Growth Fund
Notes to Financial Statements (Continued)
October 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2016, for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Put Options Purchased	$3,060,875	$—	$—	$3,060,875
Call Options Purchased	775,500	—	—	775,500
Short-Term Investment	279,836,062	—	—	279,836,062
Total Assets	$283,672,437	$—	$—	$283,672,437

Liabilities
Put Options Written	$3,302,225	$—	$—	$3,302,225
Call Options Written	1,335,450	—	—	1,335,450
Total Liabilities	$4,637,675	$—	$—	$4,637,675

The Fund did not hold any Level 2 or Level 3 securities during the period. There were no transfers into or out of Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2013 to October 31, 2015, or expected to be taken in the Fund’s October 30, 2016 year end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options – The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or futures indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an

LJM Preservation and Growth Fund
Notes to Financial Statements (Continued)
October 31, 2016

investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security and the writer (seller) the obligation to buy the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Futures index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and futures index options occurs when futures index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of a futures index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the futures index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the futures index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Fund’s agent in acquiring the options).

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of the Fund’s cash is held at the broker. The Fund could be unable to recover assets held at the broker, including assets directly traceable to the Fund, in the event of the broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Options Risk – When the Fund purchases a call option on a security or futures index it may lose the entire premium paid if the underlying security or futures index does not increase in value. When the Fund purchases a put option on a security or futures index it may lose the entire premium paid if the underlying S&P Futures Index does not decrease in value. The Fund will incur a loss as a result of a written option (also referred to as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and options, for the year ended October 31, 2016, amounted to $0 and $0, respectively.

LJM Preservation and Growth Fund
Notes to Financial Statements (Continued)
October 31, 2016

4.	OPTION CONTRACTS

For the year ended October 31, 2016, purchased options are located in the Statement of Assets and Liabilities as investment securities, at fair value, in the amount of $3,836,375 and options written are located in options written, at fair value, in the amount of $4,637,675. The Fund’s net change in unrealized appreciation (depreciation) on option contracts subject to equity risk amounted to $(1,397,426) and $(615,277), on purchased options and written options, respectively. The Fund’s net realized gain on option contracts subject to equity risk amounted to $(24,063,094) and $62,897,920, on purchased options and written options, respectively. The Fund’s net realized gain on futures contracts subject to equity price risk amounted to $350,698.

The number of option contracts written and the premiums received by the Fund during the year ended October 31, 2016, were as follows:

	Put Options		Call Options
	Number of	Option	Number of	Option
	Options	Premiums	Options	Premiums
Options outstanding, beginning of year	5,882	$5,534,640	1,485	$1,243,350
Options written	106,557	122,593,484	79,280	78,078,959
Options closed	(46,599)	(56,282,786)	(58,117)	(57,077,004)
Options expired	(62,835)	(68,321,063)	(19,567)	(19,312,442)
Options outstanding, end of year	3,005	$3,524,275	3,081	$2,932,863

The value of the derivative instruments outstanding as of October 31, 2016, as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund. The Fund’s primary risk exposure for derivative contracts was equity risk as of and for the year ended October 31, 2016.

The following table presents the Fund’s asset and liability derivatives available for offsetting under a master netting arrangement net of collateral pledged as of October 31, 2016.

				Gross Amounts offset in the
				Statements of Assets and Liabilities

		Gross Amounts		Financial
		Recognized in Statements		Instruments	Cash Collateral		Net Amount of
	Counterparty	of Assets and Liabilities		Pledged	Pledged		Assets
Description of Asset
Options Purchased	Wells Fargo Securities, LLC	$3,836,375	(1)	$(3,836,375)	$—		$—
Description of Liability
Options Written	Wells Fargo Securities, LLC	$4,637,675	(1)	$3,836,375	$801,300	(2)	$—

(1)	Fair value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative asset and liability balance and accordingly does not include excess collateral pledged. Total collateral held by the broker as of October 31, 2016, in the form of cash was $47,476,328 as presented gross as deposit with broker on the Statement of Assets and Liabilities.

5.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – LJM Funds Management, Ltd serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As

LJM Preservation and Growth Fund
Notes to Financial Statements (Continued)
October 31, 2016

compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.95% of the Fund’s average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (The “Waiver Agreement”), until at least March 1, 2017, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 2.37%, 3.12% and 2.12% of the Fund’s average daily net assets for Class A, C and I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 2.37%, 3.12% and 2.12% of average daily net assets attributable to Class A, C and I shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 2.37%, 3.12% and 2.12% of average daily net assets for Class A, C and I shares, respectively. If Fund Operating Expenses attributable to Class A, C and I shares subsequently exceed 2.37%, 3.12% and 2.12% per annum of the average daily net assets, the reimbursements shall be suspended. During the year ended October 31, 2016, the Advisor has waived/reimbursed $220,365 in expenses to the Fund which may be recaptured. The following amounts are subject to recapture by the Fund by the following dates:

10/31/2017	$257,869
10/31/2018	$223,287
10/31/2019	$220,365

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and C, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year or period ended October 31, 2016, pursuant to the Plan, Class A and C paid $152,737 and $2,502, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class I shares. For the year or period ended October 31, 2016, the Distributor received $543,060 and $10,334 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $81,323 and $0 was retained by the principal underwriter or other affiliated broker-dealers for Class A and Class C shares, respectively.

In addition, certain affiliates of the Distributor provide services to the Fund(s) as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separated servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

LJM Preservation and Growth Fund
Notes to Financial Statements (Continued)
October 31, 2016

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

6.	Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2016	October 31, 2015
Ordinary Income	$399,160	$—
Long-Term Capital Gain	5,087,901	—
Return of Capital	—	—
	$5,487,061	$—

There were no distributions for the fiscal year ended October 31, 2015.

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$9,680,165	$22,303,677	$—	$—	$—	$—	$31,983,842

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain from investments is primarily attributable to the mark-to-market on open option contracts.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and short-term capital gains, resulted in reclassifications for the year ended October 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$4,789,803	$(4,789,803)

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year or period ended October 31, 2016, the Fund assessed $13,098 on Class A shares and $32,494 on Class I shares in redemption fees.

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the BlackRock Liquidity Funds FedFund Portfolio, Institutional Shares. The Fund may redeem its investment from the BlackRock Liquidity Funds FedFund Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the BlackRock Liquidity Funds FedFund Portfolio. The BlackRock Liquidity Funds FedFund Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or

LJM Preservation and Growth Fund
Notes to Financial Statements (Continued)
October 31, 2016

instrumentalities, and repurchase agreements secured by such obligations or cash. The financial statements of the BlackRock Liquidity Funds FedFund Portfolio including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of October 31, 2016, the percentage of the Fund’s net assets invested in the BlackRock Liquidity Funds FedFund Portfolio was 79.6%.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Note 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust

and the Shareholders of LJM Preservation and Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of LJM Preservation and Growth Fund (the Fund), a series of the Two Roads Shared Trust, as of October 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of three years in the period then ended and for the period from January 9, 2013 (commencement of operations) through October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LJM Preservation and Growth Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and for the period from January 9, 2013 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

December 30, 2016

LJM Preservation and Growth Fund
Additional Information (Unaudited)
October 31, 2016

Approval of Advisory Agreement – LJM Preservation and Growth Fund

At a meeting held on October 18, 2016 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), (including all of those trustees who are not “interested persons” of the Trust (as such term is defined in the 1940 Act) (the “Independent Trustees”), met with representatives of LJM Funds Management Ltd. (“LJM” or the “Adviser”) and also met in executive session with counsel to consider the renewal of the investment advisory agreement (the “Agreement”) between LJM and the Trust, on behalf of the LJM Preservation and Growth Fund (the “Fund”), a series of the Trust.

In connection with the Board’s consideration of the Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by LJM; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and expense ratio to those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions and business continuity; and (viii) performance information of the Fund compared to its benchmark index and a group of mutual funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from LJM. During the Meeting, the Board was advised by, and met, in executive sessions with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law.

The evaluation process with respect to the Adviser is an ongoing one. In evaluating the Agreement, the Board also took into account the Board’s knowledge, resulting from their meetings and other interactions throughout the year and past years, of LJM, its services and the Fund.

In its consideration of the Agreement, the Board did not identify any single factors as controlling. Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by LJM related to the Agreement with the Trust on behalf of the Fund, including the Agreement, a description of the manner in which investment decisions are made and executed, a review of the financial condition of LJM, an overview of the personnel that perform advisory, compliance and operational services for the Fund, LJM’s compliance policies and procedures, including a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b), recent information regarding risk management processes and an independently performed annual review of the operation of LJM’s compliance program, risk management policies and procedures, and information regarding the Fund’s fees, expenses and performance as compared to other mutual funds, including the composite performance of other separate accounts managed by an affiliate of LJM with a similar investment strategy to that of the Fund.

In reaching its conclusions, the Board considered that LJM’s investment strategy for the Fund is intended to generate income in an uncorrelated manner to equity and bond funds and is comprised of a sophisticated investment strategy that constructs option spreads on primarily S&P 500 Index futures to generate return from the time decay as the options contracts progress towards their expiration. The Board considered the historical composite performance of LJM in executing this investment strategy, and found that LJM was performing adequately in managing such a strategy and mitigating the risks associated with such an investment strategy. The Board also considered the resources LJM had allocated to ensuring the operation of its compliance program, and noted that LJM is appropriately focused on its compliance program and had proactively engaged independent third parties to test and make recommendations on LJM’s compliance policies and procedures, including with respect to business

LJM Preservation and Growth Fund
Additional Information (Unaudited) (Continued)
October 31, 2016

continuity and cybersecurity. The Board concluded that LJM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures required to perform its duties under the Agreement and that the nature, overall quality and extent of the management services provided by LJM to the Fund were satisfactory and reliable.

Performance. The Board next considered the Fund’s performance. The Board noted for comparative purposes that LJM had been notified by Morningstar of its intent to reclassify the Fund to the Option Writing Category on September 15, 2016. The Board noted Morningstar’s view that the Fund’s investment strategy was better aligned with that category than the Fund’s current classification within the Long/Short Equity Morningstar category, notwithstanding that the Fund held a “4-Star” rating by Morningstar for its risk-adjusted performance within the Long/Short Equity category.

The Board considered the Fund’s performance (Class I shares) for the one-year and three-year periods ended September 8, 2016 as compared to the Fund’s primary benchmark (S&P 500) for those same periods, noting that the Fund outperformed for the one-year period and underperformed for the three-year period, but that the returns for both periods were positive. The Board noted that the Fund is not an equity based strategy and the Fund’s returns are not necessarily correlated to the S&P 500’s returns. The Board also noted that LJM had compared the Fund to its secondary benchmark index, the HFRI Fund Weighted Composite Index (HFRIFWI), and under such comparison the Fund had outperformed the HFRIFWI for those same periods. The Board considered that the Fund similarly outperformed the mean returns for both the Morningstar Managed Futures Category and Morningstar Option Writing Category for the year-to-date period ended September 30, 2016 and one-year period ended December 31, 2015. The Board also considered the Fund’s performance against a group of peer funds (the “Peer Group”) selected by the Adviser with varying investment strategies, including primarily other option-writing funds and managed futures strategy funds that trade similar types of instruments as the Fund. The Board considered that for the one-year period ended September 8, 2016, the Fund outperformed each of the constituents of the Peer Group and almost all of the Peer Group for the three-year period. The Board concluded that the Fund’s performance was satisfactory and that LJM was providing an acceptable level of investment returns for the Fund and its shareholders.

Fees and Expenses. As to the costs of the services provided by LJM, the Board considered a comparison of the Fund’s contractual advisory fee and net expense ratios to those of the Peer Group. The Board considered that LJM charges an advisory fee of 1.95% of the Fund’s average net assets, and as compared to the Peer Group, the Board noted that the Fund’s advisory fee was above the mean. In considering the level of the advisory fee, the Board took into account the cost of other accounts and/or private funds managed by the Adviser that utilized a similar investment strategy, finding that the advisory fee charged to the Fund was comparable to those other accounts and any differences were attributable to the differences in the management of these different kinds of accounts.

The Board also considered the net expense ratio of the Fund, noting that LJM had agreed to reimburse expenses to limit net annual operating expenses to 2.37%, 3.12% and 2.12% (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses) of the average net assets of Class A, Class C and Class I shares of the Fund, respectively, and that at current asset levels LJM continued to waive a portion of its advisory fee. The Board also took into account LJM’s discussion of the Fund’s expenses. The Board then concluded that because of the factors listed above and in light of the investment resources provided by LJM, that the advisory fee was not unreasonable.

Profitability. The Board considered LJM’s profitability and whether these profits are reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by LJM based on current asset levels, and considered the total profits of the Adviser from its relationship with the Fund, The Board concluded that the Adviser’s profitability from its relationship with the Fund did not appear to be excessive . The Board noted LJM had continued to subsidize a portion of the Fund’s operating costs and continues to reinvest a substantial

LJM Preservation and Growth Fund
Additional Information (Unaudited) (Continued)
October 31, 2016

portion of its legitimate profits on marketing activities to help grow the assets of the Fund, although this factor was not considered with respect to the Board’s determination that LJM’s profitability was not excessive.

Economies of Scale. The Board considered whether LJM would realize economies of scale with respect to its management of the Fund as it grows and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board considered the profitability analysis included in the Board Materials, and noted that while expenses of managing the Fund as a percentage of assets under management are expected to decrease as the Fund’s assets continue to grow, at current asset levels, economies of scale was not a relevant consideration. The Board noted that it would revisit whether economies of scale exist in the future once the Fund has achieved sufficient scale.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by LJM from its association with the Fund. The Board noted that LJM had identified potential “fallout” benefits that it may receive include enhanced brand recognition and reputation. The Board considered these benefits appeared to be reasonable.

Conclusion. The Board, having requested and received such information from LJM as it believed reasonably necessary to evaluate the terms of the Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the Agreement for an additional one-year term is in the best interests of the Fund and its shareholders.

LJM Preservation and Growth Fund
Expense Example (Unaudited)
October 31, 2016

As a shareholder of the LJM Preservation and Growth Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the LJM Preservation and Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period from May 1, 2016, through October 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Annualized	Ending	Expenses
	Account	Expense Ratio	Account	Paid During
	Value 05/01/16	For the period	Value 10/31/16	the Period*
Actual
Class A	$1,000.00	2.37%	$1,090.30	$12.45
Class C	1,000.00	3.12%	1,088.50	16.38
Class I	1,000.00	2.12%	1,091.40	11.14

	Beginning	Annualized	Ending	Expenses
	Account	Expense Ratio	Account	Paid During
	Value 05/01/16	For the period	Value 10/31/16	the Period*
Hypothetical
Class A	$1,000.00	2.37%	$1,013.22	$11.99
Class C	1,000.00	3.12%	1,009.45	15.76
Class I	1,000.00	2.12%	1,014.48	10.74

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366.

LJM Preservation and Growth Fund
Supplemental Information (Unaudited)(Continued)
October 31, 2016

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	117	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	117	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); Ramius Archview Credit and Distressed Fund (since 2015)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	12	Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Professor (2016 to present) and Associate Professor, University of Washington School of Law (since 2014); Assistant Professor, University of Washington School of Law (2010-2014)	12	Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); Centerstone Investors Trust (since 2016)

*	Information is as of October 31, 2016

**	The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Shared Trust.

LJM Preservation and Growth Fund
Supplemental Information (Unaudited)(Continued)
October 31, 2016

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); and President and Manager, Blu Giant LLC (financial printer)(2004 - 2011)	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Vice President (2016 to Present) and Assistant Vice President, Gemini Fund Services, LLC, (2012 –2016); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Senior Vice President (2012-present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present).	N/A	N/A

*	Information is as of October 31, 2016

**	The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Shared Trust.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-LJM-FUND.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

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Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-LJM-FUND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-LJM-FUND.

Investment Advisor
LJM Funds Management, Ltd.
One Financial Place
440 S. La Salle Street, Suite 2301
Chicago, IL 60605

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2016	2015
LJM Preservation & Growth of Income	13,500	13,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2016	2015
LJM Preservation & Growth of Income	3,000	2,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2016 and 2015, respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2016 and 2015, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer/President
Date: January 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer/President
Date: January 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Financial Officer/Treasurer
Date: January 9, 2017